Exhibit 99.1
Avid Announces Financial Results for Third Quarter 2015
Transformation on track and expected to be completed by Q2 2017;
Continued shift to recurring revenue drives year on year bookings growth

BURLINGTON, MA, November 5, 2015 Avid® (Nasdaq:AVID) announced today that it has released third quarter results and updated its 2015 full year guidance.

Q3 2015 Highlights

•	Bookings as reported increased 2.6% year on year to $115.1 million. Bookings on a constant dollar basis grew 9% year on year to $121 million.

•
Revenue as reported declined by 4% year on year to $137 million but increased 25% sequentially. Revenue on a constant dollar basis was lower by 0.2% year on year. Pre-2011 revenue and non-marketed product bookings headwinds continue to diminish.

•	Recurring revenue bookings increased 42% year-on-year, representing 28% of total quarter’s bookings.

•	Adjusted EBITDA of $25.0 million versus $27.3 million in Q314. Sequentially, Adjusted EBITDA grew by $23.5 million.

•	Current paid subscribers exceeded 20,000.

•	Cumulative Media Central platform licenses reached more than 28,000, over a 50% increase from Q3 2014

•	Updated Full Year 2015 Earnings Guidance

◦	Adjusted EBITDA range of $55 to $60 million, as reported

◦	Bookings range of $490 to $503 million, as reported

◦	Adjusted free cash flow range adjusted to use of $26 to $35 million, as reported

“Avid continues to solidify its market leadership position by helping customers increase media workflow efficiencies in an industry that’s seeing tremendous monetization pressures” said Louis Hernandez, Jr, Chairman, President, and CEO of Avid. “At the same time, Avid’s own transformation is progressing well and we continue to drive towards a business with more recurring revenue streams and efficient operating model by 2017, when we expect our transformation to be largely complete, as evidenced by the fact that the headwinds from pre-2011 deferred revenue and non-marketed product bookings should have burned off and we should have completed our cost optimization projects”.

“During Q3, we made good progress on our transformation, which was reflected in our year-on-year constant dollar bookings growth in Q3.” said John Frederick, Chief Financial and Administrative Officer of Avid.   “We’re continuing to work on our cost structure, build long term backlog and shift to higher margin products. As our bookings growth converts to revenue and cash, we’re looking forward to expanding margins and improved cash generation.”

Avid includes non-GAAP financial measures, including adjusted EBITDA, adjusted free cash flow, non-GAAP operating income (loss), non-GAAP operating income per share, non-GAAP gross margin and non-GAAP operating expenses, as well as operational metrics of bookings, marketed bookings, recurring revenue bookings and revenue backlog in this release. Definitions of the non-GAAP financial measures and the reconciliations to the Company's comparable GAAP financial measures for the periods presented are included in our Form 8-K filed today and in the supplemental financial and operational data sheet available on our investor relations webpage at ir.avid.com, which also includes definitions of the operational metrics. Unless noted, all financial information is as reported based on actual exchange rates.

Conference Call
A conference call to discuss Avid's financial results for the third quarter of 2015 will be held on Thursday, November 5, 2015 at 5:00 p.m. ET. The call will be open to the public and can be accessed by dialing 719-457-2697 and referencing confirmation code 9388800. You may also listen to the call on the Avid Investor Relations website. To listen via the website, go to the events tab at ir.avid.com for complete details prior to the start of the conference call. A replay of the call will also be available on the Avid Investor Relations website shortly after the completion of the call. Earnings documents, including slides to accompany Avid’s management presentation and a supplemental financial and operational data sheet are posted to Avid’s investor relations website in advance of the conference call for reference.

Forward-Looking Statements

The information provided in this press release including the tables attached hereto include forward-looking statements that involve risks and uncertainties, including projections and statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating expenses; earnings; bookings; backlog; revenue backlog conversion rate; product mix and free cash flow; our cost savings initiatives; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings; our liquidity and ability to raise capital; the anticipated benefits of the Orad acquisition, including estimated synergies, and the effects of the transaction, including effects on future financial and operating results; and our liquidity. These forward-looking statements are based on current expectations as of the date of this release and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the effect on our sales, operations and financial performance resulting from: our liquidity; our ability to execute our strategic plan, including cost savings initiatives, and meet customer needs; our ability to retain and hire key personnel; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance and risks in particular geographies or markets; our higher indebtedness and ability to service it and meet the obligations thereunder; restrictions in our credit facilities; our move to a subscription model and related effect on our revenues and ability to predict future revenues; elongated sales cycles; fluctuations in foreign currency exchange rates; seasonal factors; adverse changes in economic conditions; variances in our revenue backlog and the realization thereof; the identified material weaknesses in our internal control over financial reporting; and the possibility of legal proceedings adverse to our company. Moreover, the business may be adversely affected by future legislative, regulatory or changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

About Avid

Through Avid Everywhere™, Avid delivers the industry's most open, innovative and comprehensive media platform connecting content creation with collaboration, asset protection, distribution and consumption. Media organizations and creative professionals use Avid solutions to create the most listened to, most watched and most loved media in the world-from the most prestigious and award-winning feature films, to the most popular television shows, news programs and televised sporting events, as well as a majority of today’s most celebrated music recordings and live concerts. Industry leading solutions include Pro Tools®, Media Composer®, ISIS®, Interplay®, ProSet and RealSet, Maestro, PlayMaker, and Sibelius®. For more information about Avid solutions and services, visit www.avid.com, connect with Avid on Facebook, Instagram, Twitter, YouTube, LinkedIn, or subscribe to Avid Blogs.

© 2015 Avid Technology, Inc. All rights reserved. Avid, the Avid logo, Media Composer, Pro Tools, Interplay, ISIS, and Sibelius are trademarks or registered trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. The Interplay name is used with the permission of the Interplay Entertainment Corp. which bears no responsibility for Avid products. All other trademarks are the property of their respective owners.

Media Contact                Investor Contact
Sara Griggs                    Jonathan Huang
Avid                        Avid
310.821.0801                    978.640.5126
sara.griggs@avid.com            jonathan.huang@avid.com

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Net revenues:
Products	$88,945	$105,330	$245,124	$287,215
Services	48,491	37,099	121,665	114,840
Total net revenues	137,436	142,429	366,789	402,055

Cost of revenues:
Products	32,256	37,807	92,416	107,898
Services	15,416	14,981	46,054	45,975
Amortization of intangible assets	1,950	—	2,113	50
Total cost of revenues	49,622	52,788	140,583	153,923

Gross profit	87,814	89,641	226,206	248,132

Operating expenses:
Research and development	25,225	22,154	71,708	67,178
Marketing and selling	31,564	31,410	92,420	98,522
General and administrative	15,834	20,644	52,646	58,959
Amortization of intangible assets	786	373	1,568	1,251
Restructuring costs (recoveries), net	—	—	539	(165)
Total operating expenses	73,409	74,581	218,881	225,745

Operating income	14,405	15,060	7,325	22,387

Interest and other expense, net	(2,519)	(455)	(4,681)	(1,163)
Income before income taxes	11,886	14,605	2,644	21,224

Provision for (benefit from) income taxes	768	365	(4,221)	1,427
Net income	11,118	14,240	6,865	19,797

Net income per common share – basic and diluted	$0.28	$0.36	$0.17	$0.51

Weighted-average common shares outstanding – basic	39,231	39,133	39,417	39,117
Weighted-average common shares outstanding – diluted	39,750	39,201	40,727	39,164

AVID TECHNOLOGY, INC.
Reconciliations of GAAP financial measures to Non-GAAP financial measures
(unaudited - in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

GAAP
Net Revenues	$137,436	$142,429	$366,789	$402,055
Cost of revenues	49,622	52,788	140,583	153,923
Gross profit	87,814	89,641	226,206	248,132
Operating expenses	73,409	74,581	218,881	225,745
Operating income	14,405	15,060	7,325	22,387
Interest and other expense, net	(2,519)	(455)	(4,681)	(1,163)
Provision for (benefit from) income taxes, net	768	365	(4,221)	1,427
Net income	$11,118	$14,240	$6,865	$19,797
Weighted-average common shares outstanding - basic	39,231	39,133	39,417	39,117
Weighted-average common shares outstanding - diluted	39,750	39,201	40,727	39,164
Net income per share - basic and diluted	$0.28	$0.36	$0.17	$0.51

Adjustments to GAAP Results
Cost of Revenues
Amortization of intangible assets	1,950	—	2,113	50
Stock-based compensation	183	78	652	394
Operating Expenses
Amortization of intangible assets	786	373	1,568	1,251
Restructuring costs (recoveries), net	—	—	539	(165)
Restatement costs	287	8,564	988	19,408
Acquisition and other costs	1,965	—	7,640	—
Stock-based compensation
R&D	73	96	225	336
Sales & Marketing	529	252	1,902	1,186
G&A	1,604	(1,107)	4,953	802
Other

Tax adjustment	—	4	—	(7)

Non-GAAP
Net revenues	137,436	142,429	366,789	402,055
Cost of revenues	47,489	52,710	137,818	153,479
Gross profit	89,947	89,719	228,971	248,576
Operating expenses	68,165	66,403	201,066	202,927
Operating income	21,782	23,316	27,905	45,649
Interest and other expense, net	(2,519)	(455)	(4,681)	(1,163)
Provision for (benefit from) income taxes, net	768	361	(4,221)	1,434
Net income	18,495	22,500	27,445	43,052
Net income per share - diluted	$0.47	$0.57	$0.67	$1.10

Adjusted EBITDA
Non-GAAP operating income (from above)	21,782	23,316	27,905	45,649
Depreciation	3,168	3,968	10,257	12,294
Amortization of capitalized software development costs	—	28	—	127
Adjusted EBITDA	24,950	27,312	38,162	58,070

Adjusted Free Cash Flow
GAAP net cash used in operating activities	(9,873)	5,252	(36,087)	(20,830)
Capital expenditures	(4,368)	(5,269)	(11,110)	(11,680)
Restructuring payments	316	1,274	1,052	6,085
Restatement payments	—	6,814	3,624	22,902
Acquisition and other payments	3,368	—	4,958	—
Adjusted Free Cash Flow	$(10,557)	$8,071	$(37,563)	$(3,523)

These non-GAAP measures reflect how Avid manages its businesses internally. Avid’s  non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

	September 30,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$21,980	$25,056
Accounts receivable, net of allowances of $9,257 and $10,692 at September 30, 2015 and December 31, 2014, respectively	56,995	54,655
Inventories	48,784	48,001
Deferred tax assets, net	310	322
Prepaid expenses	8,448	6,892
Other current assets	12,954	17,932
Total current assets	149,471	152,858

Property and equipment, net	34,777	32,136
Intangible assets, net	35,966	2,445
Goodwill	33,905	—
Long-term deferred tax assets, net	2,044	1,886
Other long-term assets	8,013	2,274
Total assets	$264,176	$191,599

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$39,232	$32,951
Accrued compensation and benefits	23,362	32,636
Accrued expenses and other current liabilities	32,228	32,353
Income taxes payable	3,176	5,480
Short-term debt	10,000	—
Deferred tax liabilities, net	316	—
Deferred revenues	199,572	206,608
Total current liabilities	307,886	310,028

Long-term debt	94,605	—
Long-term deferred tax liabilities, net	7,687	136
Long-term deferred revenues	164,935	208,232

Other long-term liabilities	16,674	14,273
Total liabilities	591,787	532,669

Stockholders’ deficit:
Common stock	423	423
Additional paid-in capital	1,058,330	1,049,969
Accumulated deficit	(1,314,933)	(1,321,798)
Treasury stock at cost	(64,415)	(68,051)
Accumulated other comprehensive loss	(7,016)	(1,613)
Total stockholders’ deficit	(327,611)	(341,070)
Total liabilities and stockholders’ deficit	$264,176	$191,599

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Nine Months Ended
	September 30,
	2015	2014

Cash flows from operating activities:
Net income	$6,865	$19,797
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	13,936	13,721
Recovery from doubtful accounts	(175)	(177)
Stock-based compensation expense	7,731	2,718
Non-cash interest expense	1,544	220
Unrealized foreign currency transaction gains	(5,098)	(494)
Deferred tax benefit	(6,504)	(6)
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	6,844	931
Inventories	4,028	6,145
Prepaid expenses and other current assets	1,772	646
Accounts payable	4,932	585
Accrued expenses, compensation and benefits and other liabilities	(17,764)	(14,842)
Income taxes payable	1,268	(603)
Deferred revenues	(55,466)	(49,471)
Net cash used in operating activities	(36,087)	(20,830)

Cash flows from investing activities:
Purchases of property and equipment	(11,110)	(11,660)
Payments for business and technology acquisitions, net of cash acquired	(65,967)	—
Proceeds from divestiture of consumer business	—	1,500
(Increase) decrease in other long-term assets	(575)	51
Increase in restricted cash	(1,047)	—
Net cash used in investing activities	(78,699)	(10,109)

Cash flows from financing activities:
Proceeds from long-term debt, net of issuance costs	120,401	—
Payments for repurchase of common stock	(7,999)	—
Cash paid for capped call transaction	(10,125)	—
Proceeds from the issuance of common stock under employee stock plans	3,113	1
Common stock repurchases for tax withholdings for net settlement of equity awards	(1,442)	(318)
Proceeds from revolving credit facilities	49,500	20,500
Payments on revolving credit facilities	(39,500)	(12,500)
Payments for credit facility issuance costs	(1,193)	—
Net cash provided by financing activities	112,755	7,683

Effect of exchange rate changes on cash and cash equivalents	(1,045)	(2,471)
Net decrease in cash and cash equivalents	(3,076)	(25,727)
Cash and cash equivalents at beginning of period	25,056	48,203
Cash and cash equivalents at end of period	$21,980	$22,476

AVID TECHNOLOGY, INC.
Supplemental Revenue Information
(unaudited - in thousands)

$K	September 30,	June 30,	September 30,
Revenue Backlog*	2015	2015	2014

Pre-2011	$37,885	$51,520	$104,629
Post-2010	$326,622	$341,279	$312,708
Deferred Revenue	$364,507	$392,799	$417,337
Other Backlog	$148,776	$147,453	$92,000
Total Revenue Backlog	$513,283	$540,252	$509,337

Post 2010	$475,398	$488,732	$404,708

The expected timing of recognition of revenue backlog as of September 30, 2015 is as follows:

	Q4 2015	2016	2017	Thereafter	Total
Orders executed prior to January 1, 2011	$12,017	$24,772	$952	$144	$37,885
Orders executed or materially modified on or	$48,769	$131,225	$68,686	$77,942	$326,622
after January 1, 2011
Other Backlog	$51,449	$48,191	$30,338	$18,797	$148,776
Total Revenue Backlog	$112,235	$204,189	$99,975	$96,883	$513,283

*A definition of Revenue Backlog is included in the supplemental financial and operational data sheet available on our investor relations webpage at ir.avid.com.

Note: current estimates could change based on a number of factors, including (i) the timing of delivery of products and services, (ii) customer cancellations or change order, (iii) changes in the estimated period of time Implied Maintenance Release PCS is provided to customers, including as a result of changes in business practices

AVID TECHNOLOGY, INC.
2015 Outlook (a)
(unaudited - in millions)
	Bookings
	As Reported		Adjusted EBITDA		Adjusted Free Cash Flow
	Low	High	Low	High	Low	High

1st Half of 2015	$ 230	$ 230	$ 13	$ 13	$ (27)	$ (27)

- Estimated 2nd Half (including Orad product lines), using 1st Half run rates	250	252	18	18	(23)	(23)
- Estimated New Products and Growth Initiatives	15	21	18	20	16	18
- Estimated Impact of Cost Initiatives	-	-	4	5	4	5
- Estimated 2nd Half Seasonality and other	14	25	21	24	42	47

Outlook 2015, August Guidance	509	528	74	80	12	20

-Underperformance in Tier 3 Audio	(17)	(14)	(11)	(10)	(20)	(17)
-Mix Shift to Multi-Year Support Contracts	-	-	(4)	(4)	(15)	(14)
-Estimated 2nd Half Seasonality and other	-	-	-	-	(12)	(12)
-Currency and other, Net	(2)	(11)	(4)	(6)	-	(3)

Outlook 2015 (a)	490	503	55	60	(35)	(26)

(a) As of November 5, 2015
Note: The 2015 Outlook is based on estimates as of the date of this press release and Avid expressly disclaims any obligation or undertaking to update such estimates;
actual results may differ materially from those estimates as a result of a number of risks and uncertainties. Please see the forward looking disclaimer included in the press release. Each range of values provided represents the expected low and high estimates for such financial or operating factor.